GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Buffered S&P 500 Fund – Mar/Sep

(the “Fund”)

Supplement dated February 23, 2024 to the

Prospectuses dated April 28, 2023, as supplemented to date

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectuses.

As described in the Fund’s Prospectuses, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

The Fund’s current Outcome Period will end on February 29, 2024, and the Fund’s next Outcome Period will commence on March 1, 2024 and end on August 31, 2024. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next. The final Cap and Buffer will be set on or before the first day of an Outcome Period.

As of February 23, 2024, the Cap for the next Outcome Period is expected to be within the ranges shown in the table below. The table shows the expected Cap ranges before and after Fund Fees and Expenses for each share class. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Estimated Cap Range (before Fund Fees and Expenses)*	Estimated Cap Range (after Fund Fees and Expenses)*
Institutional Shares	2% to 11%	1.65% to 10.65%
Service Shares	2% to 11%	1.53% to 10.53%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectuses dated April 28, 2023. Actual Fund Fees and Expenses may differ over the next Outcome Period.

The above estimated Cap ranges are based on market conditions as of February 23, 2024. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established. The Cap and Buffer will be set on or before the first day of an Outcome Period, and a supplement to the Fund’s Prospectuses will be filed on or about the commencement of the next Outcome Period to provide the Fund’s final Cap and Buffer information.

This Supplement should be retained with your Prospectus for future reference.

VITBSP500STK 02-24